UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund:  BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended July 31, 2015, municipal bond funds garnered net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $406 billion (considerably higher than the $306 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2015
6 months: (0.97)%
12 months: 3.50%

A Closer Look at Yields

From July 31, 2014 to July 31, 2015, yields on AAA-rated 30-year municipal bonds declined by 18 basis points (“bps”) from 3.30% to 3.12%, while 10-year rates fell by 7 bps from 2.26% to 2.19% and 5-year rates increased 8 bps from 1.22% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 49 bps and the spread between 2- and 10-year maturities flattened by 38 bps.

During the same time period, U.S. Treasury rates fell by 38 bps on 30-year bonds, 35 bps on 10-year bonds and 21 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and they utilize leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Funds’ financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Funds with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Funds’ financing cost of leverage is significantly lower than the income earned on the Funds’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Funds’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	5

Fund Summary as of July 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2015 ($13.13)[1]	6.21%
Tax Equivalent Yield[2]	10.97%
Current Monthly Distribution per Common Share[3]	$0.0680
Current Annualized Distribution per Common Share[3]	$0.8160
Economic Leverage as of July 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MUE[5]	7.96%	6.84%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Fund’s duration positioning contributed positively to performance. The Fund’s longer dated holdings in the transportation, utilities, health and school district sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash balance and use of leverage allowed it to increase its income.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.13	$12.94	1.47%	$14.30	$12.67
Net Asset Value	$14.48	$14.42	0.42%	$15.17	$14.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/15	7/31/14
Transportation	37%	37%
County/City/Special District/School District	25	23
Utilities	14	17
Health	11	12
State	7	6
Education	2	2
Corporate	2	—
Housing	1	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/15		7/31/14
AAA/Aaa	6%		6%
AA/Aa	65		67
A	26		25
BBB/Baa	3		2
N/R	—	[2]	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	1%
2016	1
2017	1
2018	25
2019	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	7

Fund Summary as of July 31, 2015	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2015 ($14.71)[1]	5.96%
Tax Equivalent Yield[2]	12.15%
Current Monthly Distribution per Common Share[3]	$0.0730
Current Annualized Distribution per Common Share[3]	$0.8760
Economic Leverage as of July 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MCA[5]	8.47%	5.76%
Lipper California Municipal Debt Funds[6]	7.67%	6.36%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The California municipal bond market delivered a gain during the 12-month period, as the combination of falling U.S. Treasury yields, the state’s improving economy and rising revenues for state and local governments provided firm support for the market. These factors enabled longer-term bonds to outperform their short-term counterparts, and the Fund was positioned for this trend via its exposure to the long end of the yield curve. The Fund also maintained a fully invested posture with a low level of cash reserves, which allowed it to capitalize fully on the market’s robust performance.

•

The Fund’s positions in AA-rated credits within the school district, transportation and health sectors outperformed as California’s improving credit profile enabled their valuations to rise. Positions in the utilities sector also aided performance. The Fund was further helped by having a zero weighting in Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices.

•	Leverage on the Fund’s assets, which was achieved through the use of tender option bonds, amplified the positive effect of falling rates on performance.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.71	$14.37	2.37%	$15.94	$14.27
Net Asset Value	$16.11	$16.14	(0.19)%	$16.62	$15.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/15	7/31/14
County/City/Special District/School District	39%	41%
Utilities	25	23
Transportation	10	10
Education	12	9
Health	9	10
State	5	7

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/15	7/31/14
AAA/Aaa	12%	10%
AA/Aa	77	79
A	11	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	4%
2016	5
2017	14
2018	9
2019	17

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	9

Fund Summary as of July 31, 2015	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On April 30, 2015, the Board of the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) approved the reorganization of the Fund with and into MIY, with MIY continuing as the surviving fund after the reorganization. At a special shareholder meeting on August 6, 2015, the requisite shareholders of MIY approved the reorganization of the Fund with and into MIY, which was effective on September 14, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2015 ($12.56)[1]	6.02%
Tax Equivalent Yield[2]	11.11%
Current Monthly Distribution per Common Share[3]	$0.0630
Current Annualized Distribution per Common Share[3]	$0.7560
Economic Leverage as of July 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MYM[5]	6.32%	7.97%
Lipper Other States Municipal Debt Funds[6]	4.85%	6.04%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period, however. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half brought weaker price performance and a steepening of the yield curve.

•

Income in the form of coupon payments made a significant contribution to the Fund’s total return for the period. The Fund’s exposure to longer-term debt also aided returns. The Fund’s duration positioning further contributed to performance, as municipal bond yields decreased during the period. (Duration measures sensitivity to interest rate movements). Positions in the utilities and education sectors were an additional positive factor in performance. The Fund also benefited from the use of leverage, which enabled it to increase its income and capitalize on the market’s positive price performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$12.56	$12.56	0.00%	$13.50	$12.28
Net Asset Value	$14.48	$14.26	1.54%	$15.13	$14.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/15	7/31/14
Health	23%	20%
Education	21	18
County/City/Special District/School District	19	19
State	13	11
Utilities	10	16
Transportation	8	9
Housing	4	5
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/15	7/31/14
AAA/Aaa	1%	2%
AA/Aa	75	78
A	21	20
BBB/Baa	2	—
N/R	1	—	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	5%
2016	4
2017	8
2018	13
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	11

Fund Summary as of July 31, 2015	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2015 ($13.13)[1]	5.67%
Tax Equivalent Yield[2]	11.48%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of July 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MYN[5]	9.52%	6.54%
Lipper New York Municipal Debt Funds[6]	8.00%	6.41%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Longer-term bonds, which were aided by the backdrop of relatively slow economic growth and low inflation, outpaced shorter-term issues, which were pressured by the prospects of an interest rate hike by the U.S. Federal Reserve later in 2015.

In this environment, the Fund’s investments in longer duration and longer dated bonds generally provided the best returns. (Duration is a measure of interest rate sensitivity). Positions in the tax-backed (state and local), transportation and utilities sectors were positive contributors to performance. The Fund’s investments in zero-coupon bonds, which generated strong price performance, also aided returns. The Fund’s exposure to higher-yielding, lower-rated bonds in the investment grade category aided performance, as this market segment outperformed during the period. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s leverage allowed it to increase its income.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.13	$12.71	3.30%	$13.86	$12.68
Net Asset Value	$14.16	$14.09	0.50%	$14.71	$13.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/15	7/31/14
County/City/Special District/School District	21%	27%
Transportation	20	24
Education	18	17
State	15	11
Utilities	14	10
Health	6	6
Housing	3	3
Corporate	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/15	7/31/14
AAA/Aaa	15%	16%
AA/Aa	59	60
A	20	21
BBB/Baa	3	2
BB/Ba	1	1
N/R2	2	—
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% and less than 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	4
2017	10
2018	7
2019	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	13

Fund Summary as of July 31, 2015	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2015 ($14.04)[1]	6.32%
Tax Equivalent Yield[2]	11.17%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of July 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MYI[5]	11.06%	6.12%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period, however. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half brought weaker price performance and a steepening of the yield curve.

•

Income in the form of coupon payments made a significant contribution to the Fund’s total return for the period. The Fund’s exposure to longer-term debt also aided returns. The Fund’s duration positioning further contributed to performance, as yields on municipal bonds decreased during the period. (Duration measures sensitivity to interest rate movements). Positions in the utilities and transportation sectors were an additional positive factor in performance. The Fund also benefited from the use of leverage, which enabled it to increase its income and capitalize on the market’s positive price performance.

•

The Fund’s absolute performance was negatively affected by its positions in Chicago general obligation and related securities, as well as New Jersey state-appropriated credits. The yield spreads on these securities rose significantly, as prices fell, due to concerns about pensions and credit rating downgrades. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk also had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.04	$13.46	4.31%	$14.90	$13.45
Net Asset Value	$14.79	$14.84	(0.34)%	$15.58	$14.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/15	7/31/14
Transportation	24%	25%
County/City/Special District/School District	18	20
State	17	16
Utilities	16	19
Health	11	9
Education	9	8
Corporate	2	1
Housing	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/15	7/31/14
AAA/Aaa	9%	12%
AA/Aa	65	65
A	20	21
BBB/Baa	6	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	1%
2016	4
2017	15
2018	21
2019	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	15

Schedule of Investments July 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$5,975,728
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,052,546

		7,028,274
California — 27.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,642,163
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,396,572
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,070	1,075,104
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,800	2,112,210
5.25%, 5/01/33	1,410	1,590,424
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 5/01/44	1,860	2,011,776
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,545,730
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,161,116
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,890,110
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	3,175	3,605,657
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,232,544
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	2,445	2,878,890
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	5,000	5,438,600
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,328,780
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,839,133
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,117,412
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,114,925
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (a)	5,190	5,437,822
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Various Purpose, 5.00%, 4/01/43	$4,500	$5,027,175
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,984,000
5.50%, 11/01/31	3,130	3,725,701
5.50%, 11/01/33	3,000	3,566,340
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,467,031
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,101,492
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	7,580	8,665,911

		88,956,618
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,738,275
5.50%, 11/15/30	565	649,609
5.50%, 11/15/31	675	771,889
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,696,099

		6,855,872
Florida — 20.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	468,966
City of St. Petersburg Florida Public Utility Revenue, Refunding RB (NPFGC), 5.00%, 10/01/15 (a)	3,000	3,024,270
County of Broward Florida Airport System, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,183,347
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,421,698
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,770,350
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,765	1,989,543
Series A, 5.50%, 10/01/42	3,000	3,434,310
Series B, AMT, 6.25%, 10/01/38	800	976,672
Series B, AMT, 6.00%, 10/01/42	1,060	1,241,832
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,636,622
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	4,610	5,015,911

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	Q-SBLF	Qualified School Bond Loan Fund
BOCES	Board of Cooperative Educational Services	HFA	Housing Finance Agency	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
COP	Certificates of Participation	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency
EDA	Economic Development Authority	IDRB	Industrial Development Revenue Bonds	Syncora	Syncora Guarantee

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A (concluded):
Miami International Airport (AGM), 5.50%, 10/01/41	$4,180	$4,633,781
5.00%, 10/01/31	5,155	5,731,535
5.00%, 10/01/32	5,000	5,511,350
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,474,836
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,805	2,064,884
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,963,224

		66,543,131
Hawaii — 0.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	863,232
5.25%, 8/01/26	1,205	1,393,715

		2,256,947
Illinois — 17.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,293,060
Series C, 6.50%, 1/01/41	9,085	10,915,082
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A:
5.00%, 1/01/41	1,140	1,199,109
AMT, 5.50%, 1/01/28	1,000	1,128,230
AMT, 5.50%, 1/01/29	1,500	1,684,020
AMT, 5.38%, 1/01/33	2,000	2,183,640
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,793,210
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,125,044
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,578,180
Sales Tax Receipts, 5.00%, 12/01/44	2,355	2,462,058
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,062,252
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,442,161
5.50%, 12/01/38	1,980	2,259,378
5.25%, 12/01/43	5,500	6,106,265
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,714,414
6.00%, 6/01/28	670	788,530
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,559,524
5.25%, 2/01/32	2,320	2,410,225
5.50%, 7/01/33	1,000	1,075,590
5.50%, 7/01/38	700	741,853
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,778,150

		55,299,975
Indiana — 1.0%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	460	481,082
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,669,355

		3,150,437
Municipal Bonds	Par (000)	Value
Louisiana — 1.4%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	$2,225	$2,503,748
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,218,041

		4,721,789
Massachusetts — 0.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,550,565
Michigan — 2.3%
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,736,521
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	3,801,795

		7,538,316
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,258,926
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,405	3,072,700
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,136,130

		4,208,830
Nebraska — 1.0%
Omaha Public Power District, Refunding RB, Series A, 5.25%, 2/01/46	3,000	3,423,630
Nevada — 2.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,595,425
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,440,800

		9,036,225
New Jersey — 5.2%
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	1,940	2,077,973
(AGM), 5.00%, 1/01/31	1,355	1,491,137
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,755,504
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,193,529
Series A (AGC), 5.63%, 12/15/28	2,930	3,340,171
Series AA, 5.50%, 6/15/39	3,040	3,258,211

		17,116,525
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	6,930	7,833,672
Water & Sewer System, 5.38%, 6/15/43	2,220	2,595,669
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, 5.75%, 2/15/47	940	1,070,359
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	8,500	9,762,080
Series A-1, 5.25%, 11/15/39	1,550	1,765,140
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,253,840

		25,280,760

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	$2,500	$2,869,700
Pennsylvania — 3.2%
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/34	2,000	2,142,500
5.00%, 12/31/38	1,880	2,000,376
5.00%, 6/30/42	2,000	2,094,220
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,837,675
5.25%, 6/01/43	1,100	1,238,864

		10,313,635
South Carolina — 4.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,325,692
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,395,906
5.50%, 7/01/41	2,500	2,788,125
State of South Carolina Public Service Authority, Refunding RB, Series A:
5.50%, 1/01/19 (a)	200	229,936
5.50%, 1/01/38	2,300	2,577,495

		13,317,154
Texas — 18.9%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,664,670
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,877,860
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	728,760
6.50%, 7/01/37	2,380	2,699,872
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	5,054,957
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,715,049
Series H, 5.00%, 11/01/37	1,810	1,930,763
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,507,105
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	8,247,960
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	11,955,068
Series A (NPFGC), 5.75%, 1/01/40	11,575	12,694,650
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,096,730
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,135,350
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,217,286

		61,526,080
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	1,038,338
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,595,192

		3,633,530
Municipal Bonds	Par (000)	Value
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	$2,400	$2,709,552
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,160,472

		4,870,024
Total Municipal Bonds — 123.3%		401,756,943

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,928,961
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	1,699	1,963,340
Florida — 4.5%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	583	590,692
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,158,750

		14,749,442
Illinois — 3.6%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	5,000	5,315,500
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,262,581
State of Illinois Toll Highway Authority, RB, Senior Series A, 5.00%, 1/01/40	1,980	2,194,077

		11,772,158
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,592,989
Nevada — 6.4%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	10,000	11,452,300
Series B, 5.50%, 7/01/29	8,247	9,449,833

		20,902,133
New Jersey — 1.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,072,420
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,500	1,573,531

		5,645,951
New York — 7.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	5,958	6,545,418
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,557,364
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,629,700

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	$4,400	$5,072,232

		22,804,714
Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,692,794
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,503	2,725,387
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.0%		97,777,869
Total Long-Term Investments (Cost — $455,499,220) — 153.3%		499,534,812
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	5,506,208	$5,506,208
Total Short-Term Securities (Cost — $5,506,208) — 1.7%		5,506,208
Total Investments (Cost — $461,005,428) — 155.0%		505,041,020
Other Assets Less Liabilities — 1.1%		3,679,993
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.9)%		(51,809,877)
VMTP Shares, at Liquidation Value — (40.2)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$325,911,136

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,822,876.

(d)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,174,381	1,331,827	5,506,208	$1,843

(e)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(228)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$29,055,750	$(35,956)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$35,956	$35,956

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,137,324)	$(1,137,324)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(125,896)	$(125,896)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$40,451,469

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 3 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$499,534,812	—	$499,534,812
Short-Term Securities	$5,506,208	—	—	5,506,208

Total	$5,506,208	$499,534,812	—	$505,041,020

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(35,956)	—	—	$(35,956)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$307,800	—	—	$307,800
Liabilities:
TOB Trust Certificates	—	$(51,794,593)	—	(51,794,593)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	$307,800	$(182,794,593)	—	$(182,486,793)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 91.5%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,800,007
County/City/Special District/School District — 30.7%
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,759,243
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 3/01/32	1,050	1,191,624
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,300,880
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,784,050
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,368,103
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,755	3,316,386
Covina-Valley Unified School District, GO, Election of 2012, Series B, 5.00%, 8/01/44	6,250	7,024,062
Fremont Union High School District, GO, Refunding, 4.00%, 8/01/40	5,000	5,098,550
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,725	3,110,342
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	2,500	3,148,075
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,160,797
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,630,200
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,075	2,342,447
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013 A, 5.00%, 8/01/34	4,500	5,163,480
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,441,830
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,463,625
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,432,900
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,239,720
5.63%, 8/01/18 (a)	4,500	5,135,625
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,530,850
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	7,000	7,026,810
San Jose California Financing Authority, Series A, LRB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,659,308
5.75%, 5/01/42	4,500	5,314,770
San Jose California Financing Authority, Refunding LRB:
Civic Center Project, 5.00%, 6/01/32	3,375	3,830,355
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	5,800	6,509,514
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,342,909
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,562,020
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 8/01/40	1,665	1,695,270
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,443,920
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	$7,680	$9,252,173
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	7,154,082
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,460,740
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,883,950
Yosemite Community College District, GO, Refunding, 5.00%, 8/01/32 (b)	3,500	4,077,885

		169,856,495
Education — 6.0%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,251,105
California State University, Refunding RB:
Series A, 5.00%, 11/01/43 (b)	6,000	6,830,220
Series C (NPFGC), 5.00%, 11/01/15 (a)	6,000	6,072,840
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,537,640
5.75%, 8/01/35	8,400	9,937,620
University of California, RB, 5.25%, 5/15/36	3,680	4,337,137

		32,966,562
Health — 10.6%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	11,057,000
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,794,078
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,258,907
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,146,441
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	2,365	2,704,259
6.00%, 7/01/39	5,500	6,280,065
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,123,000
Sutter Health, Series A, 6.00%, 8/15/42	4,700	5,572,038
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	936,553
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,850	3,141,869
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,912,495

		58,926,705
State — 7.6%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,638,335
6.00%, 4/01/38	17,180	20,021,400
6.00%, 11/01/39	3,510	4,175,461
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,339,885
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,061,109
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,365	4,015,118

		42,251,308

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Transportation — 15.1%
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	$9,650	$11,230,091
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	860	864,102
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,541
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,573,800
2nd Series 34E (AGM), 5.75%, 5/01/25	3,500	3,863,055
2nd Series A, 5.25%, 5/01/33	1,900	2,143,124
Series A, 5.00%, 5/01/39	6,175	6,712,287
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airoport, Sub-Series B, 5.00%, 5/15/40	2,500	2,814,400
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	4,760	5,428,780
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,646,316
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,437,250
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	8,250	8,980,207
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,555	6,218,656
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,227,785
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	7,046,087
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,267,536
5.25%, 8/01/39	2,760	3,128,101

		83,571,118
Utilities — 21.0%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,847,850
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,076,400
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,307,300
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	11,463,700
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.00%, 11/01/36	5,335	6,157,764
5.25%, 11/01/31	6,280	7,191,981
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	10,000	11,302,500
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	4,895	5,355,766
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,756,880
East Bay California Municipal Utility District Water System Revenue, Refunding RB (a):
Series A (NPFGC), 5.00%, 6/01/17	4,000	4,326,760
Sub-Series A (AGM), 5.00%, 6/01/17	5,000	5,408,450
East Bay California Municipal Utility District, Refunding RB, Sub-Series A, 5.00%, 6/01/30	5,000	5,776,850
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	$5,000	$5,751,700
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	5,000	5,504,300
Los Angeles County Public Works Financing Authority, Refunding RB, Multiple Capital Projects, Series A, 5.00%, 12/01/44	2,045	2,289,071
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	16,069,350
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,269,200
Santa Monica Community College District, GO, Series B, 5.00%, 8/01/44	5,000	5,669,700

		116,525,522
Total Municipal Bonds — 91.5%		506,897,717

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 67.7%
County/City/Special District/School District — 31.9%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,372,803
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	10,000	10,969,600
County of San Luis Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	6,677,225
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	12,991,630
Los Angeles Community College District California, GO (a):
Election of 2001, Series A (AGM), 5.00%, 8/01/17	12,000	13,052,640
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17	26,438	28,756,631
Election of 2003, Series F-1, 5.00%, 8/01/18	12,000	13,465,680
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/19 (a)	9,596	11,463,370
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,621,600
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,192,833
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (a)	10,000	10,471,000
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	19,705,772
West Valley-Mission Community College District, GO, Election of 2012, Series A, 4.00%, 8/01/40	17,000	17,843,880

		176,584,664
Education — 12.4%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,485,660
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/16 (a)	8,000	8,379,840
Series AM, 5.25%, 5/15/44	9,210	10,638,471
Series O, 5.75%, 5/15/19 (a)	11,190	13,147,094

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
Education (concluded)
University of California, Refunding RB, Series I, 5.00%, 5/15/40	$21,105	$24,065,569

		68,716,634
Health — 3.9%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,860	21,715,520
Transportation — 1.1%
City of Los Angeles California Department of Airports, RB, Senior Revenue, Series A, AMT, 5.00%, 5/15/40	5,500	6,091,910
Utilities — 18.4%
Anaheim Public Financing Authority, RB, Refunding, Series A:
5.00%, 5/01/39	6,000	6,730,680
5.00%, 5/01/46	13,500	15,053,715
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,380	4,933,939
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	6,290	7,141,855
Country of San Mateo Community College District, GO, Series A, 5.00%, 9/01/45	17,615	20,181,650
County of San Diego California Water Authority, COP, Refunding, Election of 2014, Series A (AGM), 5.00%, 5/01/33	8,510	9,323,130
East Bay California Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	7,990	8,642,703
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities (concluded)
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	$13,525	$14,515,931
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,397,776
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,218,672

		102,140,051
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 67.7%		375,248,779
Total Long-Term Investments (Cost — $823,245,371) — 159.2%		882,146,496

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	12,279,624	12,279,624
Total Short-Term Securities (Cost — $12,279,624) — 2.2%		12,279,624
Total Investments (Cost — $835,524,995) — 161.4%		894,426,120
Liabilities in Excess of Other Assets — (0.1)%		(1,258,448)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.2)%		(172,607,309)
VRDP Shares, at Liquidation Value — (30.1)%		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$554,060,363

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,830,220	$50,640
Stifel Nicolaus & Co.	$4,077,885	$19,670

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF California Municipal Money Fund	1,241,242	11,038,382	12,279,624	$2	$106

(e)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(100)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$12,743,750	$(43,114)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$43,114	$43,114

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(944,153)	$(944,153)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(127,871)	$(127,871)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$42,220,723

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 3 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$882,146,496	—	$882,146,496
Short-Term Securities	$12,279,624	—	—	12,279,624

Total	$12,279,624	$882,146,496	—	$894,426,120

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(43,114)	—	—	$(43,114)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$135,000	—	—	$135,000
Liabilities:
TOB Trust Certificates	—	$(172,574,311)	—	(172,574,311)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$135,000	$(339,074,311)	—	$(338,939,311)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.3%
Corporate — 2.8%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$4,922,605
County/City/Special District/School District — 25.7%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 5/01/27	640	685,152
4.50%, 5/01/29	605	645,983
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/35	1,125	1,262,329
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,331,612
5.00%, 4/01/26	1,250	1,332,250
5.00%, 4/01/27	500	530,160
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	616,524
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	1,970	2,199,505
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	516,200
5.50%, 5/01/41	830	950,201
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	404,128
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,238,300
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	570	645,177
5.00%, 5/01/33	610	689,977
5.00%, 5/01/34	455	512,894
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 5/01/33	570	638,582
5.00%, 5/01/34	570	636,587
5.00%, 5/01/35	380	422,408
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	1,998,741
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	465,600
5.50%, 5/01/36	800	917,688
5.50%, 5/01/41	1,000	1,144,820
Grandville Public Schools, GO, School Building & Site (Q-SBLF), Series II, 5.00%, 5/01/40	1,235	1,350,522
Harper Creek Community School District Michigan, GO, Refunding (AGM) (Q-SBLF), 5.00%, 5/01/22	1,000	1,003,910
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	2,895,257
Jonesville Community Schools Michigan, GO, Refunding (NPFGC) (Q-SBLF), 5.00%, 5/01/29	1,085	1,088,515
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC) (Q-SBLF), 4.63%, 5/01/28	1,675	1,717,897
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	2,098,823
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 5/01/39	1,280	1,425,075
Midland Public Schools, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 5/01/34	380	427,724
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF), 4.50%, 5/01/29	630	676,784
Roseville Community Schools, GO, Refunding (Q-SBLF):
5.00%, 5/01/30	1,615	1,846,575
5.00%, 5/01/31	1,000	1,138,010
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/17 (a)	$1,500	$1,614,090
Troy School District, GO (Q-SBLF), 5.00%, 5/01/28	760	874,920
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	817,147
Walled Lake Consolidated School District, GO (Q-SBLF):
5.00%, 5/01/37	1,080	1,209,946
5.00%, 5/01/40	1,000	1,111,930
5.00%, 5/01/43	1,530	1,693,159
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 5/01/33	380	423,069
5.00%, 5/01/34	380	421,747
5.00%, 5/01/35	380	420,432

		45,040,350
Education — 21.3%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	859,302
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,746,908
4.50%, 10/01/25	1,405	1,538,812
Michigan Finance Authority, Refunding RB:
5.00%, 11/15/45	1,425	1,550,243
AMT, 4.00%, 11/01/28	3,325	3,320,711
AMT, 4.00%, 11/01/29	2,240	2,227,277
AMT, 4.00%, 11/01/30	1,080	1,065,183
AMT, 4.00%, 11/01/31	1,195	1,174,398
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,385,330
Series C, 5.00%, 2/15/40	3,770	4,201,401
Series C, 5.00%, 2/15/44	1,000	1,114,430
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	685	745,307
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	810	907,233
Oakland University, RB, General:
5.00%, 3/01/32	400	437,704
Series A, 5.00%, 3/01/38	715	788,373
Series A, 5.00%, 3/01/43	2,980	3,262,921
University of Michigan, RB, Series A, 5.00%, 4/01/39	1,300	1,476,891
Wayne State University, RB, Series A, 5.00%, 11/15/40	1,000	1,107,820
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	1,400	1,545,460
5.25%, 11/15/43	3,220	3,634,575
(AGM), 5.25%, 11/15/33	380	430,095
(AGM), 5.00%, 11/15/39	665	732,178

		37,252,552
Health — 35.9%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	2,230	2,390,605
5.00%, 7/01/47	835	893,200
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,952,812
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,370,680
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	1,018,181
Michigan Finance Authority, Refunding RB:
5.00%, 6/01/39	570	617,772
Hospital, McLaren Health Care, 5.00%, 5/15/32	385	429,117

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan Finance Authority, Refunding RB (concluded):
Hospital, McLaren Health Care, 5.00%, 5/15/33	$760	$842,452
Hospital, McLaren Health Care, 5.00%, 5/15/34	575	636,882
Hospital, McLaren Health Care, 5.00%, 5/15/34	1,900	2,104,478
Hospital, McLaren Health Care, 5.00%, 5/15/35	1,875	2,070,300
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	570	621,528
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	2,122,281
Trinity Health Credit Group, 5.00%, 12/01/35	2,400	2,653,032
Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,814,010
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,574,942
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	380	392,563
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	855	905,838
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health, 5.75%, 11/15/39	1,200	1,357,104
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	6,210	6,730,274
Hospital, Sparrow Obligated Group, 5.00%, 11/15/17 (a)	1,130	1,238,299
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	465	492,286
McLaren Health Care, Series A, 5.75%, 5/15/18 (a)	1,500	1,699,500
McLaren Health Care, Series A, 5.00%, 6/01/35	860	942,689
Trinity Health Credit Group, 6.50%, 12/01/18 (a)	1,105	1,303,789
Trinity Health Credit Group, 6.50%, 12/01/33	295	339,041
Trinity Health Credit Group, Series A, 6.13%, 12/01/18 (a)	940	1,097,582
Trinity Health Credit Group, Series A, 6.25%, 12/01/18 (a)	570	667,886
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,450	2,505,811
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	13,230	14,242,492
Series V, 8.25%, 9/01/18 (a)	1,000	1,220,480
Series W, 6.00%, 8/01/19 (a)	575	683,175

		62,931,081
Housing — 5.9%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,009,750
Series A, 4.75%, 12/01/25	2,605	2,772,059
Series A, 4.45%, 10/01/34	380	389,659
Series A, 4.63%, 10/01/39	1,325	1,363,266
Series A, 4.30%, 10/01/40	1,260	1,270,395
Series A, 4.75%, 10/01/44	1,900	1,957,741
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	1,375	1,486,650

		10,249,520
State — 15.5%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	2,050	2,258,833
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	1,140	1,275,614
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	2,650	2,994,606
Michigan (concluded)
State (concluded)
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	$2,510	$2,682,663
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (a)	2,350	2,686,684
Series I, 5.00%, 10/15/45 (b)	2,600	2,873,338
Series I (AGC), 5.25%, 10/15/24	2,000	2,279,420
Series I (AGC), 5.25%, 10/15/25	1,500	1,704,345
Series I (AGC), 5.25%, 10/15/26	400	453,552
Series I-A, 5.50%, 10/15/45	750	838,298
Series II (AGM), 5.00%, 10/15/26	3,000	3,371,490
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,150	1,319,142
5.00%, 11/15/36	2,220	2,495,014

		27,232,999
Transportation — 13.4%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,538,015
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	3,730	3,785,652
5.25%, 12/01/26	3,700	3,755,204
5.00%, 12/01/34	3,550	3,592,565
5.00%, 12/01/39	560	604,139
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,422,885
5.38%, 12/01/32	4,300	4,710,306

		23,408,766
Utilities — 15.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	1,077,417
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	915	917,974
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,407,528
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,726,410
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 7/01/39	3,575	4,003,821
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,210	1,377,561
5.00%, 7/01/31	2,600	2,936,700
5.00%, 7/01/37	1,270	1,408,760
5.50%, 7/01/41	2,000	2,346,680
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	206,095
5.63%, 10/01/40	500	559,035
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3:
5.00%, 7/01/31	380	419,953
5.00%, 7/01/32	1,995	2,195,158
5.00%, 7/01/33	1,140	1,250,740
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/27	760	874,996

		27,708,828
Total Municipal Bonds in Michigan		238,746,701

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 3.2%
State — 3.2%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	$310	$339,996
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	3,390	3,653,539
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	570	623,882
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	30	32,583
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	850	940,363
Total Municipal Bonds in Guam		5,590,363

U.S. Virgin Islands — 2.0%
State — 2.0%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	3,395	3,607,663
Total Municipal Bonds — 141.5%		247,944,727

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Michigan — 15.6%
County/City/Special District/School District — 4.3%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/17 (a)	4,154	4,470,399
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,076,546

		7,546,945
Michigan (concluded)
Education — 11.3%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	$3,780	$4,247,473
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,716,275
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,810	4,220,794
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,545,482

		19,730,024
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.6%		27,276,969
Total Long-Term Investments (Cost — $258,465,807) — 157.1%		275,221,696

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	1,272,243	1,272,243
Total Short-Term Securities (Cost — $1,272,243) — 0.7%		1,272,243
Total Investments (Cost — $259,738,050) — 157.8%		276,493,939
Liabilities in Excess of Other Assets — (0.3)%		(507,476)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.7)%		(13,496,013)
VRDP Shares, at Liquidation Value — (49.8)%		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$175,190,450

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JP Morgan Securities LLC	$2,873,338	$11,024

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
BIF Michigan Municipal Money Fund	2,269,658	(2,269,658)	—	—
FFI Institutional Tax-Exempt Fund	—	1,272,243	1,272,243	$2,172

(e)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	27

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(24)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$3,058,500	$(8,097)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$8,097	$8,097

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(22,812)	$(22,812)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(29,511)	$(29,511)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$9,136,086

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 3 of the Notes to Financial Statements. The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$275,221,696	—	$275,221,696
Short-Term Securities	$1,272,243	—	—	1,272,243

Total	$1,272,243	$275,221,696	—	$276,493,939

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(8,097)	—	—	$(8,097)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$32,400	—	—	$32,400
Liabilities:
TOB Trust Certificates	—	$(13,492,998)	—	(13,492,998)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	$32,400	$(100,792,998)	—	$(100,760,598)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	29

Schedule of Investments July 31, 2015	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 123.2%
Corporate — 3.4%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,529,835
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	930	996,067
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,015,520
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,750	7,879,140
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,840,440

		19,261,002
County/City/Special District/School District — 28.4%
City of New York New York, GO, Sub-Series D-1, Series E:
Fiscal 2012, 5.00%, 10/01/33	8,350	9,548,893
Fiscal 2014, 5.00%, 8/01/31	1,300	1,481,727
City of New York New York, GO, Refunding:
Series I, 5.00%, 8/01/32	490	555,430
Fiscal 2014, 5.50%, 8/01/25	6,230	7,621,844
Fiscal 2014, 5.00%, 8/01/32	2,040	2,309,668
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,213,815
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,376,024
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	30,600	30,978,828
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,865	7,780,585
5.00%, 7/01/33	1,675	1,855,917
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	5,000	1,765,200
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	4,330	1,257,649
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,143,060
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	7,090,420
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,793,243
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,331,382
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,924,060
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,120,320
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,856,430
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,916,342
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,470	1,723,663
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,146,985
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	$2,305	$2,665,525
5.25%, 5/01/32	1,000	1,152,790
County of Erie New York Industrial Development Agency, Refunding RB:
5.00%, 5/01/28	1,000	1,199,420
5.00%, 5/01/29	4,060	4,842,930
Hudson Yards Infrastructure Corp., RB:
Series A (AGC), 5.00%, 2/15/47	550	577,957
Series A (AGC), 5.00%, 2/15/47	4,300	4,518,569
Series A (AGM), 5.00%, 2/15/47	4,580	4,812,801
Series A (NPFGC), 4.50%, 2/15/47	14,175	14,752,915
Series A (NPFGC), 5.00%, 2/15/47	4,665	4,890,459
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,919,237
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,214,320
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,458,340
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,174,693
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	5,225,803
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,450,728
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	606,693

		159,254,665
Education — 22.8%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	278,572
5.00%, 12/01/32	100	111,345
4.00%, 12/01/34	110	110,336
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,107,840
Build New York City Resource Corp., Refunding RB, Series A, 5.00%, 6/01/43	525	581,007
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	2,265	2,564,025
American Museum of Natural History, Series A, 5.00%, 7/01/41	825	925,774
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,834,284
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,399,916
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,103,660
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	826,807
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	6,445	7,192,298
County of Madison New York Capital Resource Corp., RB, Series B:
5.00%, 7/01/40	815	921,040
5.00%, 7/01/43	2,940	3,304,119
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,120,742

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	$1,440	$1,601,870
4.00%, 7/01/39	920	935,824
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,343,141
5.00%, 12/01/36	1,150	1,280,318
County of Rensselaer New York Industrial Development Agency, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,260,472
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	554,855
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	558,080
5.25%, 7/01/36	860	944,323
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	769,540
State of New York Dormitory Authority, RB:
Barnard College, Series A, 5.00%, 7/01/34	1,150	1,308,953
Barnard College, Series A, 4.00%, 7/01/37	400	410,544
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,411,918
Fordham University, Series A, 5.00%, 7/01/28	325	370,773
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,828,070
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,205,540
The New School (AGM), 5.50%, 7/01/43	4,050	4,642,110
New York University Mount Sinai School of Medicine, 5.13%, 7/01/39	665	738,795
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,770,708
New York University, Series B, 5.00%, 7/01/34	1,000	1,117,870
New York University, Series B, 5.00%, 7/01/37	600	672,054
New York University, Series B, 5.00%, 7/01/42	3,240	3,607,708
New York University, Series C, 5.00%, 7/01/18 (c)	2,000	2,231,840
Series C, 5.00%, 12/15/31	3,920	4,149,085
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	904,832
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,296,620
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,683,255
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,158,150
Barnard College, Series A, 4.00%, 7/01/36	765	789,664
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,040
Fordham University, 4.13%, 7/01/39	930	957,593
Fordham University, 5.00%, 7/01/44	2,130	2,364,236
New York University Mount Sinai School at NYU (NPFGC), 5.00%, 7/01/35	6,100	6,454,776
New York University, Series A, 5.00%, 7/01/31	3,955	4,495,925
New York University, Series A, 5.00%, 7/01/37	4,775	5,348,430
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,425,273
Rochester Institute of Technology, 5.00%, 7/01/38	500	549,575
Rochester Institute of Technology, 5.00%, 7/01/42	750	820,005
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
Rockefeller University, Series B, 4.00%, 7/01/38	$1,370	$1,428,841
St. John’s University, Series A, 5.00%, 7/01/37	2,680	2,999,992
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	4,195	4,903,913
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	10,190,950
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,650,324

		127,650,550
Health — 10.2%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,417,734
County of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health Services, 4.00%, 7/01/45	400	395,852
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	250	285,350
5.50%, 4/01/34	490	555,734
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	899,820
5.00%, 12/01/37	350	374,794
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,572,814
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	625	684,719
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,929,208
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,226,840
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	6,958,380
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,500	1,505,355
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,953,597
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,257,883
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	2,075	2,392,392
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,027,720
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	800	822,176
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 4.90%, 8/15/15 (c)	2,900	2,905,336
New York University Hospitals Center, 5.00%, 7/01/17 (c)	1,500	1,623,480
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	3,525	3,946,026
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	4,000	4,370,840
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	9,220	10,174,454

		57,280,504

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 3.4%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	$750	$766,163
Series A-1-A, 5.45%, 11/01/46	1,335	1,354,731
Series C, 5.00%, 11/01/26	1,500	1,505,385
Series C, 5.05%, 11/01/36	2,000	2,011,240
Series H-1, 4.70%, 11/01/40	1,340	1,370,713
Series H-2-A, 5.20%, 11/01/35	840	857,254
Series H-2-A, 5.35%, 5/01/41	600	616,908
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,230	1,276,703
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,452,653
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	440	441,408
6.25%, 2/01/31	1,125	1,127,227
State of New York HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,509,045
State of New York Mortgage Agency, Refunding RB, S/F Housing, 143rd Series, AMT:
4.85%, 10/01/27	1,100	1,143,098
(NPFGC), 4.85%, 10/01/27	2,485	2,532,463

		18,964,991
State — 15.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,742,058
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,691,320
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,253,500
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,705,500
Fiscal 2015, Series S-1, 5.00%, 7/15/43	3,570	4,007,039
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,255,950
Series S-2 (NPFGC), 4.25%, 1/15/34	5,000	5,064,050
City of New York New York Transitional Finance Authority, RB, Series S-1, 5.00%, 7/15/37	2,000	2,262,060
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/31	3,905	4,109,856
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	1,500	1,699,140
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,937,383
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	11,835	12,839,910
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,111,660
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,294,925
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,937,285
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,352,130
State Personal Income Tax, Series A, 5.00%, 2/15/43	1,000	1,117,580
State Supported Debt, Series A, 5.00%, 3/15/44	5,550	6,261,676
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/17 (c)	550	599,946
Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/16 (c)	$4,380	$4,518,496
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,500	1,619,820
Transportation, Series A, 5.00%, 3/15/32	1,130	1,293,692
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,289,720

		88,964,696
Tobacco — 1.2%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	2,190	2,077,587
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed Bonds, 5.25%, 5/15/40	2,250	2,482,852
Niagara Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	1,650	1,842,935

		6,403,374
Transportation — 22.3%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,151,380
Series A, 5.00%, 11/15/30	2,935	3,331,166
Series A-1, 5.25%, 11/15/33	2,565	2,953,110
Series A-1, 5.25%, 11/15/34	2,840	3,260,803
Series C, 6.50%, 11/15/28	3,200	3,758,880
Series D, 5.25%, 11/15/41	3,450	3,962,877
Series E, 5.00%, 11/15/38	7,785	8,665,873
Series E, 5.00%, 11/15/43	4,000	4,410,080
Series H, 5.00%, 11/15/25	1,000	1,184,170
Series H, 5.00%, 11/15/31	1,690	1,934,526
Sub-Series B, 5.00%, 11/15/25	3,250	3,831,133
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/29	1,000	1,146,690
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	4,019,155
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,031,898
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,818,075
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,080,650
Consolidated, 183rd Series, 4.00%, 6/15/44	4,500	4,628,610
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,204,064
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,262,618
179th Series, 5.00%, 12/01/38	1,390	1,572,771
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	6,090	6,234,028
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,313,383
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	735	740,652
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	817,088
Port Authority of New York & New Jersey, Refunding RB:
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,089,990
Consolidated, 189th Series, 5.00%, 5/01/45	2,875	3,248,779
Series G (AGM), 5.75%, 12/01/25	3,500	3,510,150

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	$2,225	$2,573,813
5.00%, 1/01/31	1,500	1,715,355
General, 5.00%, 1/01/32	2,000	2,276,700
General, Series I, 5.00%, 1/01/37	5,400	6,022,674
General, Series I, 5.00%, 1/01/42	3,250	3,543,508
Series J, 5.00%, 1/01/41	6,275	6,941,405
Triborough Bridge & Tunnel Authority, RB, General, Series A:
5.25%, 11/15/45	1,460	1,685,862
5.00%, 11/15/50	4,500	4,953,195
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	9,000	4,919,850
General, Series A, 5.00%, 11/15/38	1,000	1,128,630
Series C, 5.00%, 11/15/38	2,000	2,201,180
Sub-Series A, 5.00%, 11/15/28	2,500	2,868,025
Sub-Series A, 5.00%, 11/15/29	875	997,666

		124,990,462
Utilities — 15.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	2,000	2,072,360
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,714,005
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,142,670
Fiscal 2011, Series GG, 5.00%, 6/15/43	1,000	1,102,950
Fiscal 2015, Series HH, 5.00%, 6/15/39	3,000	3,413,070
Series DD, 5.00%, 6/15/32	6,750	7,421,827
Long Island Power Authority, RB, General, Series A (AGM), 5.00%, 5/01/36	3,775	4,166,656
Long Island Power Authority, Refunding RB:
Electric Systems, Series A (AGC), 5.75%, 4/01/39	1,015	1,157,110
General, Electric Systems, Series A, 5.00%, 9/01/44	1,875	2,050,931
General, Electric Systems, Series A (AGC), 6.00%, 5/01/33	1,500	1,736,100
General, Electric Systems, Series B (AGM), 5.00%, 12/01/35	4,000	4,127,240
Series A, 5.00%, 9/01/34	1,000	1,116,650
State of New York Environmental Facilities Corp., RB (d):
5.00%, 9/15/40	1,195	1,380,464
5.00%, 3/15/45	5,145	5,851,769
State of New York Environmental Facilities Corp., Refunding RB:
5.00%, 6/15/40	4,275	4,953,229
5.00%, 6/15/45	18,920	21,576,179
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,142,898
Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	2,100	2,363,277
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,473,943
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	9,960	11,361,471
Western Nassau County Water Authority, RB, Series A:
3.25%, 4/01/33	1,000	953,250
5.00%, 4/01/40	1,185	1,323,479

		87,601,528
Total Municipal Bonds in New York		690,371,772
Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	$1,380	$1,536,037

Puerto Rico — 0.9%
Housing — 0.9%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,580	4,826,770

U.S. Virgin Islands — 1.3%
State — 1.3%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	7,150	7,597,876
Total Municipal Bonds — 125.7%		704,332,455

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 32.0%
County/City/Special District/School District — 5.4%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	1,064	1,202,361
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	14,400	16,483,968
Sub-Series I-1, 5.00%, 3/01/36	3,500	3,958,255
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,599,251
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,162,007

		30,405,842
Education — 5.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,247,654
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	6,000	6,719,040
5.00%, 7/01/35	5,198	5,875,847
State of New York Dormitory Authority, RB (c):
5.00%, 7/01/18	6,498	7,251,627
(AMBAC), 5.00%, 7/01/17	5,707	6,173,843

		28,268,011
State — 6.8%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	9,739	11,089,837
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	7,995	9,420,429
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,996,650
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	1,650	1,867,074
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	6,297	6,954,746

		38,328,736

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	33

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Transportation — 9.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$18,000	$20,669,940
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,150,611
5.00%, 10/15/26	6,000	6,833,700
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	10,797,700
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,541,401

		51,993,352
Utilities — 5.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,588,852
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,302,731
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,416,838
Series FF-2, 5.50%, 6/15/40	2,760	3,157,448
New York (concluded)
Utilities (concluded)
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	$5,998	$6,842,190

		30,308,059
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.0%		179,304,000
Total Long-Term Investments (Cost — $827,582,972) — 157.7%		883,636,455

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	19,904,130	19,904,130
Total Short-Term Securities (Cost — $19,904,130) — 3.5%		19,904,130
Total Investments (Cost — $847,487,102) — 161.2%		903,540,585
Liabilities in Excess of Other Assets — (0.4)%		(2,325,146)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.6)%		(93,143,462)
VRDP Shares, at Liquidation Value — (44.2)%		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$560,371,977

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$7,232,233	$59,212

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019, is $12,778,281.

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New York Municipal Money Fund	5,691,487	14,212,643	19,904,130	$3	$567

(h)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(401)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$51,102,438	$(161,610)

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$161,610	$161,610

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(2,219,717)	$(2,219,717)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(385,025)	$(385,025)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$69,215,898

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 3 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$883,636,455	—	$883,636,455
Short-Term Securities	$19,904,130	—	—	19,904,130

Total	$19,904,130	$883,636,455	—	$903,540,585

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(161,610)	—	—	$(161,610)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	35

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$541,350	—	—	$541,350
Liabilities:
TOB Trust Certificates	—	$(93,113,130)	—	(93,113,130)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	$541,350	$(340,813,130)	—	$(340,271,780)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,122,966
Alaska — 1.5%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,048,120
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19 (a)	6,450	7,690,399
6.00%, 9/01/28	3,700	4,332,404

		15,070,923
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	175	182,697
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,405,716

		3,588,413
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	1,110	1,194,793
California — 14.0%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24	10,000	10,850,300
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,771,665
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,779,744
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	2,965	3,296,102
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	360	366,232
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,747,010
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	3,764,187
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,406,523
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,278,640
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,074,667
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,698,335
Series A-1, 5.75%, 3/01/34	2,300	2,637,318
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/33 (b)	8,100	3,135,186
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	5,000	5,341,750
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	10,000	10,891,800
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,202,899
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (b)	5,000	1,704,550
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	4,200	4,653,768
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,110	2,677,742
Municipal Bonds	Par (000)	Value
California (concluded)
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (b)	$5,000	$2,228,000
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,200	1,305,264
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	3,975	2,831,949
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	7,620	2,689,250
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,744,975
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (b):
0.00%, 8/01/35	7,820	3,378,866
0.00%, 8/01/36	10,000	4,059,000
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (b):
0.00%, 8/01/37	8,000	3,150,080
0.00%, 8/01/38	12,940	4,873,851
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,257,965
San Diego California Unified School District, GO, CAB, Election of 2008, Series G (b):
0.00%, 7/01/34	1,860	747,348
0.00%, 7/01/35	1,970	744,837
0.00%, 7/01/36	2,960	1,056,631
0.00%, 7/01/37	1,975	659,848
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (b)	3,485	1,855,379
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,043,126
5.00%, 8/01/38	1,600	1,805,424
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,700	3,006,099
5.00%, 10/01/41	2,555	2,848,237
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,041
State of California Public Works Board, LRB:
Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	2,167,892
Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,677,409
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (b)	6,545	2,619,178
West Valley-Mission Community College District, GO:
5.00%, 8/01/16 (a)	3,025	3,167,477
5.00%, 8/01/30	575	599,570

		140,806,114
Colorado — 0.7%
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	6,580	7,284,060
Florida — 13.7%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	4,535	4,867,597
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,329,566
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	2,250	2,549,182

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Collier Florida School Board, COP (AGM), 5.00%, 2/15/16 (a)	$5,000	$5,128,600
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,033,833
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	2,999,594
5.38%, 10/01/32	3,440	3,812,002
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	6,850,380
Series B-1, 5.75%, 7/01/33	3,700	4,145,406
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	5,695	6,832,747
Series B, AMT, 6.00%, 10/01/30	1,820	2,202,528
Series B, AMT, 6.25%, 10/01/38	1,165	1,422,279
Series B, AMT, 6.00%, 10/01/42	1,865	2,184,922
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/18 (a)	20,095	23,249,513
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	530	579,242
Miami International Airport, Series A (AGM), 5.50%, 10/01/41	19,020	21,084,811
County of Miami-Dade Florida Transit System, RB, Surtax:
5.00%, 7/01/16 (a)	19,800	20,643,678
(AGM), 5.00%, 7/01/35	2,800	3,046,372
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,591,009
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,695,639

		137,248,900
Georgia — 2.2%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,984,382
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,405	1,595,799
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B, 5.00%, 7/01/37	10,000	10,653,900
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	540	592,456
5.00%, 4/01/33	395	431,838
5.00%, 4/01/44	1,775	1,897,120

		22,155,495
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,261,240
5.00%, 8/01/28	1,775	1,989,509

		4,250,749
Illinois — 21.8%
City of Chicago Illinois, GARB, 3rd Lien:
O’Hare International Airport, Series B-2, AMT (NPFGC), 5.25%, 1/01/27	8,530	8,560,026
O’Hare International Airport, Series A, 5.75%, 1/01/39	9,000	10,318,770
O’Hare International Airport, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	1,695	1,702,814
Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/34	$2,000	$1,856,600
5.00%, 1/01/35	9,280	8,573,792
5.00%, 1/01/36	4,245	3,903,362
Project, 5.25%, 1/01/33	11,065	10,637,116
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	13,240	13,254,564
Series B, 5.00%, 1/01/31	2,425	2,579,303
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	4,190	4,286,705
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	3,500	3,569,930
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	3,035	3,252,215
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C:
5.25%, 1/01/37	4,000	4,154,320
5.25%, 1/01/40	1,505	1,561,603
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,721,963
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,606,395
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	839,031
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	10,074,861
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,992,875
Silver Cross Hospital And Medical Centers, 4.13%, 8/15/37	1,965	1,923,165
Silver Cross Hospital And Medical Centers, 5.00%, 8/15/44	1,965	2,092,646
Illinois Municipal Electric Agency, RB, Series A (NPFGC) (a):
5.00%, 2/01/17	17,935	19,118,889
5.25%, 2/01/17	15,000	16,046,100
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,375,280
(BHAC), 5.50%, 1/01/33	2,000	2,192,160
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (b):
0.00%, 12/15/26	8,500	5,572,260
0.00%, 6/15/32	14,000	6,585,880
0.00%, 12/15/33	20,000	8,688,400
0.00%, 12/15/34	41,880	17,157,398
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (b)	9,430	2,228,026
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	2,000,747
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	865	1,001,428
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,316,262
5.25%, 2/01/33	5,860	6,071,253
5.50%, 7/01/33	2,235	2,403,944
5.25%, 2/01/34	5,360	5,538,059
5.50%, 7/01/38	1,200	1,271,748
5.00%, 2/01/39	7,500	7,536,075

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	$2,580	$2,812,639

		218,378,604
Indiana — 3.2%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,449,650
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,348,050
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,458,436
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	2,425	2,536,138
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,022,596
Series B, 6.00%, 1/01/39	5,000	5,710,650
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,288,194
(AGC), 5.25%, 1/01/29	1,350	1,507,923
(AGC), 5.50%, 1/01/38	4,250	4,786,817

		32,108,454
Iowa — 2.8%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	12,650	14,311,704
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,185	3,438,940
5.70%, 12/01/27	3,180	3,414,430
5.75%, 12/01/28	1,680	1,803,211
5.80%, 12/01/29	2,150	2,305,724
5.85%, 12/01/30	2,230	2,393,370

		27,667,379
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,105,700
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/39 (c)	8,225	5,786,123
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,469,840

		11,361,663
Louisiana — 1.2%
City of New Orleans Louisiana Aviation Board, RB, AMT:
Series A (AGM), 5.25%, 1/01/32	6,405	6,829,396
Series B, 5.00%, 1/01/40	4,825	5,231,892

		12,061,288
Massachusetts — 1.1%
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,413,277
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	3,100	3,204,501
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	3,495	3,892,382

		10,510,160
Municipal Bonds	Par (000)	Value
Michigan — 8.1%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	$1,075	$1,169,149
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	5,000	5,088,700
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,737,088
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	16,100	17,700,340
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,330	1,431,785
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	10,907,300
5.25%, 9/15/26	6,650	7,239,323
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (a)	3,125	3,572,719
Series I, 5.00%, 10/15/45 (d)	2,410	2,663,363
Series I (AGC), 5.25%, 10/15/24	1,750	1,994,492
Series I (AGC), 5.25%, 10/15/25	3,250	3,692,747
Series I-A, 5.38%, 10/15/36	2,075	2,383,656
Series I-A, 5.38%, 10/15/41	1,900	2,177,951
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,941,445
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	2,065	2,176,964
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,477,100
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,189,102

		81,543,224
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,290,680
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,429,900
Nevada — 1.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,577,982
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,239,260
(AGM), 5.25%, 7/01/39	5,170	5,790,762

		10,608,004
New Jersey — 7.9%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,930	2,103,237
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,920	5,269,910
School Facilities Construction, Series UU, 5.00%, 6/15/34	1,620	1,678,628
School Facilities Construction, Series UU, 5.00%, 6/15/40	4,015	4,118,948
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,071,982
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	1,924,405

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	$1,250	$1,383,175
5.50%, 12/01/26	1,800	1,982,592
5.75%, 12/01/28	200	220,406
5.88%, 12/01/33	6,895	7,619,664
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,422,597
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	18,525	6,061,010
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (b)	10,000	6,518,500
Transportation Program, Series AA, 5.25%, 6/15/33	4,150	4,376,715
Transportation Program, Series AA, 5.00%, 6/15/38	4,990	5,130,119
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	4,000	4,643,760
Transportation System, Series AA, 5.50%, 6/15/39	5,725	6,135,941
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,068,050
Transportation System, Series B, 5.00%, 6/15/42	6,500	6,652,295
Transportation System, Series D, 5.00%, 6/15/32	1,825	1,898,310

		79,280,244
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	1,040	1,140,308
New York — 1.9%
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,243,250
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,756,854
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,920	2,186,266
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,649,425

		18,835,795
Ohio — 2.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,690,270
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,608,272
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,228,499
5.25%, 2/15/33	2,730	3,115,940

		21,642,981
Pennsylvania — 4.6%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,560,113
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/34	7,115	7,621,944
5.00%, 12/31/38	5,850	6,224,576
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	$11,685	$12,798,814
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,965,972
Series C, 5.50%, 12/01/33	1,565	1,836,402
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,394,517
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,029,642
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,400,790

		45,832,770
South Carolina — 2.6%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,311,216
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	11,450	12,834,534
Series E, 5.50%, 12/01/53	2,025	2,262,816
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,487,994

		25,896,560
Texas — 15.7%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	1,780	1,940,663
City of Houston Texas Utility System, Refunding RB:
Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	5,700	6,702,060
Combined 1st Lien, Series A (AGC), 5.38%, 11/15/38	3,650	4,122,055
Series A (AGM), 5.00%, 11/15/36	10,000	10,775,300
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,611,574
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	5,810	2,243,880
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,377,364
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (a)	10,000	11,390,200
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	12,580	13,390,529
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,156,503
5.00%, 11/01/35	5,000	5,512,700
Grand Prairie ISD, GO, Refunding, CAB, 0.00%, 8/15/28 (b)	10,000	4,912,300
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,516,100
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (b)	9,685	3,512,846
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/43 (b)	36,000	8,030,880
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 6.00%, 1/01/28	6,275	7,191,589
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,575,400
Series B (NPFGC), 5.75%, 1/01/40	10,000	10,967,300

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
0.00%, 9/15/35	$680	$270,504
0.00%, 9/15/36	12,195	4,568,857
0.00%, 9/15/37	8,730	3,076,103
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,665	1,793,455
5.00%, 12/15/32	5,565	5,975,808
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	11,345	12,302,631

		157,916,601
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (b):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	8,525,400
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	9,728,015

		18,253,415
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	440	443,978
Washington — 1.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40 (d) 2,830		3,067,833
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,068,390
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	3,007,528
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,130,134

		13,273,885
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	4,125,005
Total Municipal Bonds — 113.6%		1,140,323,311

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.5%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/18 (a)(f)	10,000	11,254,600
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	3,500	3,775,730

		15,030,330
California — 7.8%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (f)	7,996	8,778,684
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	18,435	19,574,770
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,897,800
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	6,990	7,565,137
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
County of San Diego California Water Authority, COP, Refunding, Election of 2014, Series A (AGM), 5.00%, 5/01/33	$9,370	$10,265,304
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/19 (a)	5,248	6,269,030
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,198,786
University of California, RB, Series O, 5.75%, 5/15/19 (a)	2,205	2,590,647

		78,140,158
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	2,469	2,794,780
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,347,658
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,595	3,013,080
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	4,277	4,942,997
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,493,500
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,625,379

		26,074,956
Florida — 4.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (f)	3,300	3,538,095
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,400	5,706,018
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,332,422
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	11,702	13,230,462
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	13,396,044
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	3,299	3,550,718

		44,753,759
Illinois — 3.5%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,057,960
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	719	745,448
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	3,499	3,888,514
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	10,000	11,527,200
State of Illinois Toll Highway Authority, RB, Series A:
Senior, 5.00%, 1/01/40	7,621	8,443,872
5.00%, 1/01/38	5,836	6,354,667

		35,017,661
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,735,036

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	41

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Louisiana — 1.0%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	$10,000	$10,353,600
Nevada — 0.6%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,581,879
5.50%, 7/01/29	510	584,171

		6,166,050
New Jersey — 1.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,277,500
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	4,961	5,203,143

		17,480,643
New York — 7.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	15,521	17,177,885
Series DD, 5.00%, 6/15/37	17,567	19,316,028
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	4,740	5,390,375
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,207,429
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	15,975,179
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	5,043,510

		74,110,406
North Carolina — 0.7%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	7,070	7,283,832
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,260,009
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,719,029

		6,979,038
South Carolina — 0.2%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	2,384	2,427,074
Texas — 5.1%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,964,426
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (concluded)
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	$8,868	$9,459,534
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	13,994,389
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,575,900
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(f)	3,500	3,780,735
Texas State University Systems, Refunding RB, 5.25%, 3/15/18 (a)	10,000	11,122,400

		50,897,384
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,327,394
Washington — 2.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	17,000	18,313,008
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,525,020

		27,838,028
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	17,135,637
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	2,490	2,701,799
Series C, 5.25%, 4/01/39 (f)	7,459	8,080,193

		27,917,629
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.8%		449,675,416
Total Long-Term Investments (Cost — $1,464,231,739) — 158.4%		1,589,998,727

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	7,593,721	7,593,721
Total Short-Term Securities (Cost — $7,593,721) — 0.8%		7,593,721
Total Investments (Cost — $1,471,825,460) — 159.2%		1,597,592,448
Other Assets Less Liabilities — 0.6%		6,742,162
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(244,313,712)
VRDP Shares, at Liquidation Value — (35.5)%		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,003,620,898

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JP Morgan Securities LLC	$2,663,363	$10,218
Morgan Stanley & Co. LLC	$3,067,833	$36,309

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $37,542,642.

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	7,872,927	(279,206)	7,593,721	$6,238

(h)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(415)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$49,735,156	$(263,219)
(286)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$36,447,125	(96,493)
Total					$(359,712)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$359,712	$359,712

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(3,077,659)	$(3,077,659)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(414,383)	$(414,383)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$111,714,639

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	43

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 3 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,589,998,727	—	$1,589,998,727
Short-Term Securities	$7,593,721	—	—	7,593,721

Total	$7,593,721	$1,589,998,727	—	$1,597,592,448

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(359,712)	—	—	$(359,712)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$759,600	—	—	$759,600
Liabilities:
TOB Trust Certificates	—	$(244,245,055)	—	(244,245,055)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	$759,600	$(600,645,055)	—	$(599,885,455)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2015

Statements of Assets and Liabilities

July 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$499,534,812	$882,146,496	$275,221,696	$883,636,455	$1,589,998,727
Investments at value — affiliated[2]	5,506,208	12,279,624	1,272,243	19,904,130	7,593,721
Cash pledged for financial futures contracts	307,800	135,000	32,400	541,350	759,600
Receivables:
Interest	5,362,364	12,429,767	3,068,892	8,961,575	17,308,101
Investments sold	—	—	—	40,000	1,395,375
Deferred offering costs	—	294,744	206,948	392,214	517,147
Prepaid expenses	28,603	32,629	26,875	33,879	43,504

Total assets	510,739,787	907,318,260	279,829,054	913,509,603	1,617,616,175

Accrued Liabilities
Payables:
Income dividends — Common Shares	1,531,035	2,510,956	762,200	2,454,368	5,021,814
Investment advisory fees	232,773	377,837	116,654	377,678	677,385
Interest expense and fees	15,284	32,998	3,015	30,332	68,657
Investments purchased	—	10,837,795	2,862,314	8,845,435	6,634,641
Reorganization costs	—	—	4,205	—	—
Officer’s and Directors’ fees	3,819	219,608	2,152	232,232	397,094
Other accrued expenses	115,772	145,017	80,816	146,357	225,193
Variation margin payable on financial futures contracts	135,375	59,375	14,250	238,094	325,438

Total accrued liabilities	2,034,058	14,183,586	3,845,606	12,324,496	13,350,222

Other Liabilities
TOB Trust Certificates	51,794,593	172,574,311	13,492,998	93,113,130	244,245,055
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	182,794,593	339,074,311	100,792,998	340,813,130	600,645,055

Total liabilities	184,828,651	353,257,897	104,638,604	353,137,626	613,995,277

Net Assets Applicable to Common Shareholders	$325,911,136	$554,060,363	$175,190,450	$560,371,977	$1,003,620,898

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$300,037,517	$492,909,374	$162,561,309	$532,506,126	$946,927,038
Undistributed net investment income	2,677,255	3,977,109	964,074	4,861,917	15,310,295
Accumulated net realized loss	(20,803,272)	(1,684,131)	(5,082,725)	(32,887,939)	(84,023,711)
Net unrealized appreciation (depreciation)	43,999,636	58,858,011	16,747,792	55,891,873	125,407,276

Net Assets Applicable to Common Shareholders	$325,911,136	$554,060,363	$175,190,450	$560,371,977	$1,003,620,898

Net asset value, per Common Share	$14.48	$16.11	$14.48	$14.16	$14.79

[1] Investments at cost — unaffiliated	$455,499,220	$823,245,371	$258,465,807	$827,582,972	$1,464,231,739
[2] Investments at cost — affiliated	$5,506,208	$12,279,624	$1,272,243	$19,904,130	$7,593,721
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, par value $0.10 per share	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354
[6] Common Shares authorized	199,990,510	199,987,335	199,995,167	199,985,363	199,973,636

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	45

Statements of Operations

Year Ended July 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$22,836,543	$35,882,789	$11,777,831	$37,671,352	$73,331,213
Dividend — affiliated	1,843	2	2,172	3	6,238

Total income	22,838,386	35,882,791	11,780,003	37,671,355	73,337,451

Expenses
Investment advisory	2,822,132	4,350,659	1,387,212	4,526,554	8,212,830
Professional	106,084	119,168	79,964	141,363	208,047
Accounting services	77,781	111,435	45,680	117,610	175,651
Transfer agent	37,202	35,748	23,849	47,314	87,257
Officer and Directors	29,122	39,202	16,110	39,253	71,935
Custodian	25,908	37,252	16,564	39,862	63,803
Printing	10,984	13,080	9,144	13,991	18,953
Registration	9,249	12,094	9,194	13,896	23,897
Reorganization costs	—	—	129,424	—	—
Rating agency	33,877	33,877	33,877	33,877	33,877
Miscellaneous	41,790	53,973	37,574	68,514	96,476

Total expenses excluding interest expense, fees and amortization of offering costs	3,194,129	4,806,488	1,788,592	5,042,234	8,992,726
Interest expense, fees and amortization of offering costs[1]	1,756,473	2,606,965	945,859	3,110,080	5,208,506

Total expenses	4,950,602	7,413,453	2,734,451	8,152,314	14,201,232
Less fees waived by the Manager	(22,234)	(1,321)	(5,086)	(6,642)	(442)
Less reorganization costs reimbursed by the Manager	—	—	(115,000)	—	—

Total expenses after fees waived and/or reimbursed	4,928,368	7,412,132	2,614,365	8,145,672	14,200,790

Net investment income	17,910,018	28,470,659	9,165,638	29,525,683	59,136,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	955,115	5,649,692	1,415,092	1,785,026	5,512,706
Financial futures contracts	(1,137,324)	(944,153)	(22,812)	(2,219,717)	(3,077,659)
Capital gain distributions received from affiliated investment companies	—	106	—	567	—

	(182,209)	4,705,645	1,392,280	(434,124)	2,435,047

Net change in unrealized appreciation (depreciation) on:
Investments	2,512,421	(3,983,845)	1,632,331	4,600,232	(4,491,063)
Financial futures contracts	(125,896)	(127,871)	(29,511)	(385,025)	(414,383)

	2,386,525	(4,111,716)	1,602,820	4,215,207	(4,905,446)

Net realized and unrealized gain (loss)	2,204,316	593,929	2,995,100	3,781,083	(2,470,399)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$20,114,334	$29,064,588	$12,160,738	$33,306,766	$56,666,262

[1] Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$17,910,018	$18,473,318
Net realized loss	(182,209)	(7,372,515)
Net change in unrealized appreciation (depreciation)	2,386,525	33,803,179

Net increase in net assets applicable to Common Shareholders resulting from operations	20,114,334	44,903,982

Distributions to Common Shareholders From[1]
Net investment income	(18,766,439)	(19,047,886)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,347,895	25,856,096
Beginning of year	324,563,241	298,707,145

End of year	$325,911,136	$324,563,241

Undistributed net investment income, end of year	$2,677,255	$3,433,241

	BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$28,470,659	$29,819,595
Net realized gain (loss)	4,705,645	(1,794,451)
Net change in unrealized appreciation (depreciation)	(4,111,716)	48,350,927

Net increase in net assets applicable to Common Shareholders resulting from operations	29,064,588	76,376,071

Distributions to Common Shareholders From[1]
Net investment income	(30,131,466)	(31,266,556)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,066,878)	45,109,515
Beginning of year	555,127,241	510,017,726

End of year	$554,060,363	$555,127,241

Undistributed net investment income, end of year	$3,977,109	$5,496,714

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	47

Statements of Changes in Net Assets

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$9,165,638	$9,506,271
Net realized gain (loss)	1,392,280	(5,114,709)
Net change in unrealized appreciation (depreciation)	1,602,820	17,403,906

Net increase in net assets applicable to Common Shareholders resulting from operations	12,160,738	21,795,468

Distributions to Common Shareholders From[1]
Net investment income	(9,545,653)	(9,854,163)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	2,615,085	11,941,305
Beginning of year	172,575,365	160,634,060

End of year	$175,190,450	$172,575,365

Undistributed net investment income, end of year	$964,074	$1,323,231

	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$29,525,683	$30,963,379
Net realized loss	(434,124)	(15,290,126)
Net change in unrealized appreciation (depreciation)	4,215,207	53,389,204

Net increase in net assets applicable to Common Shareholders resulting from operations	33,306,766	69,062,457

Distributions to Common Shareholders From[1]
Net investment income	(30,541,049)	(32,718,944)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	2,765,717	36,343,513
Beginning of year	557,606,260	521,262,747

End of year	$560,371,977	$557,606,260

Undistributed net investment income, end of year	$4,861,917	$5,672,244

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$59,136,661	$60,545,009
Net realized gain (loss)	2,435,047	(6,658,344)
Net change in unrealized appreciation (depreciation)	(4,905,446)	86,903,888

Net increase in net assets applicable to Common Shareholders resulting from operations	56,666,262	140,790,553

Distributions to Common Shareholders From[1]
Net investment income	(60,336,418)	(59,311,697)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,670,156)	81,478,856
Beginning of year	1,007,291,054	925,812,198

End of year	$1,003,620,898	$1,007,291,054

Undistributed net investment income, end of year	$15,310,295	$16,728,795

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	49

Statements of Cash Flows

Year Ended July 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$20,114,334	$29,064,588	$12,160,738	$33,306,766	$56,666,262
Proceeds from sales of long term investments	68,953,693	333,585,819	57,629,813	178,856,409	200,587,317
Purchases of long term investments	(66,606,289)	(368,955,524)	(59,038,758)	(168,212,805)	(176,065,354)
Net proceeds from sales (purchases) of short-term securities	(1,331,827)	(11,038,382)	997,415	(14,212,643)	279,206
(Increase) decrease in assets:
Cash pledged for financial futures contracts	(20,800)	346,000	42,600	242,650	81,400
Interest receivable	63,782	(707,177)	(46,104)	598,108	388,605
Variation margin receivable on financial futures contracts	9,843	16,498	2,344	26,903	28,872
Prepaid expenses	(844)	(685)	(1,190)	(1,178)	(781)
Increase (decrease) in liabilities:
Payables:
Interest expense and fees	1,267	133	21	11,143	4,683
Investment advisory fees	498	16,820	833	(1,250)	(13,602)
Officer’s and Directors’ fees	(543)	12,579	272	12,310	23,550
Reorganization costs	—	—	4,205	—	—
Other accrued expenses	6,170	5,567	(7,160)	2,343	5,889
Variation margin payable on financial futures contracts	135,375	59,375	14,250	238,094	325,438
Amortization of premium and accretion of discount on investments	1,520,906	4,111,320	862,083	2,764,301	(3,003,677)
Net realized gain on investments	(955,115)	(5,698,918)	(1,415,092)	(1,785,026)	(5,522,487)
Net unrealized (gain) loss on investments	(2,512,421)	3,983,845	(1,632,331)	(4,600,232)	4,491,063

Net cash provided by (used for) operating activities	19,378,029	(15,198,142)	9,573,939	27,245,893	78,276,384

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(18,822,727)	(30,131,466)	(9,581,949)	(30,640,016)	(60,336,418)
Repayments of TOB Trust Certificates	(2,022,881)	(28,723,050)	—	(1,951,088)	(38,917,781)
Proceeds from TOB Trust Certificates	1,320,322	73,899,988	—	5,330,000	20,655,509
Amortization of deferred offering costs	30,578	11,441	8,010	15,211	20,001

Net cash provided by (used for) financing activities	(19,494,708)	15,056,913	(9,573,939)	(27,245,893)	(78,578,689)

Cash
Net increase (decrease) in cash	(116,679)	(141,229)	—	—	(302,305)
Cash at beginning of year	116,679	141,229	—	—	302,305

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$1,724,628	$2,595,391	$937,828	$3,083,726	$5,183,822

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.42	$13.27	$15.18	$13.07		$13.57

Net investment income[1]	0.80	0.82	0.81	0.86		0.89
Net realized and unrealized gain (loss)	0.09	1.18	(1.87)	2.14		(0.49)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.89	2.00	(1.06)	2.99		0.38

Distributions to Common Shareholders from net investment income[2]	(0.83)	(0.85)	(0.85)	(0.88)		(0.88)

Net asset value, end of year	$14.48	$14.42	$13.27	$15.18		$13.07

Market price, end of year	$13.13	$12.94	$12.32	$15.55		$12.46

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.84%	16.19%	(7.41)%	23.64%		3.19%

Based on market price	7.96%	12.30%	(16.08)%	32.85%		(6.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.61%	1.66%	1.52%	[4]	1.30%	[4]

Total expenses after fees waived	1.49%	1.56%	1.60%	1.46%	[4]	1.23%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.96%	0.95%	0.97%	1.00%	[4,6]	1.07%	[4]

Net investment income	5.41%	6.01%	5.36%	6.05%	[4]	6.93%	[4]

Distributions to AMPS Shareholders	—	—	—	0.04%		0.17%

Net investment income to Common Shareholders	5.41%	6.01%	5.36%	6.01%		6.76%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$325,911	$324,563	$298,707	$341,144		$293,356

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$131,000

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$80,983

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$348,787	$347,758	$328,021	$360,416		—

Borrowings outstanding, end of year (000)	$51,795	$52,497	$81,123	$88,921		$62,183

Portfolio turnover rate	13%	28%	40%	36%		24%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	51

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.14	$14.83	$16.60	$14.31		$14.66

Net investment income[1]	0.83	0.87	0.88	0.90		0.91
Net realized and unrealized gain (loss)	0.02	1.35	(1.74)	2.28		(0.37)
Distributions to AMPS Shareholders from net investment income	—	—	—	—		(0.02)

Net increase (decrease) from investment operations	0.85	2.22	(0.86)	3.18		0.52

Distributions to Common Shareholders from net investment income[2]	(0.88)	(0.91)	(0.91)	(0.89)		(0.87)

Net asset value, end of year	$16.11	$16.14	$14.83	$16.60		$14.31

Market price, end of year	$14.71	$14.37	$13.66	$16.59		$13.00

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.76%	16.04%	(5.41)%	23.15%		4.21%

Based on market price	8.47%	12.16%	(12.83)%	35.48%		(1.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.32%	1.40%	1.48%	1.62%		1.50%	[4]

Total expenses after fees waived	1.32%	1.40%	1.48%	1.61%		1.49%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.86%	0.90%	0.92%	1.20%	[6]	1.15%	[4]

Net investment income	5.09%	5.63%	5.37%	5.79%		6.49%	[4]

Distributions to AMPS Shareholders	—	—	—	—		0.16%

Net investment income to Common Shareholders	5.09%	5.63%	5.37%	5.79%		6.33%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$554,060	$555,127	$510,018	$570,559		$491,798

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500		$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$432,769	$433,410	$406,317	$442,678		$395,374

Borrowings outstanding, end of year (000)	$172,574	$127,397	$188,185	$199,874		$179,422

Portfolio turnover rate	36%	15%	25%	34%		26%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.26	$13.28	$15.14	$13.53	$13.82

Net investment income[1]	0.76	0.79	0.81	0.80	0.86
Net realized and unrealized gain (loss)	0.25	1.00	(1.84)	1.68	(0.26)
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.03)

Net increase (decrease) from investment operations	1.01	1.79	(1.03)	2.48	0.57

Distributions to Common Shareholders from net investment income[2]	(0.79)	(0.81)	(0.83)	(0.87)	(0.86)

Net asset value, end of year	$14.48	$14.26	$13.28	$15.14	$13.53

Market price, end of year	$12.56	$12.56	$11.64	$14.52	$12.28

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.97%	14.84%	(6.99)%	19.01%	4.74%

Based on market price	6.32%	15.39%	(14.99)%	25.76%	(3.89)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%[4]	1.55%	1.54%	1.71%	1.32%[5]

Total expenses after fees waived and/or reimbursed	1.48%[4]	1.55%	1.54%	1.71%	1.31%[5]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[6]	0.94%[4]	0.96%	0.95%	1.37%[7]	1.21%[5]

Net investment income	5.19%	5.81%	5.41%	5.56%	6.46%[5]

Distributions to AMPS Shareholders	—	—	—	—	0.23%

Net investment income to Common Shareholders	5.19%	5.81%	5.41%	5.56%	6.23%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$175,190	$172,575	$160,634	$183,076	$163,276

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,300	$87,300	$87,300	$87,300	$87,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$300,676	$297,681	$284,002	$309,709	$287,029

Borrowings outstanding, end of year (000)	$13,493	$13,492	$19,344	$16,718	$9,030

Portfolio turnover rate	21%	17%	14%	19%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.47%, 1.47% and 0.93%, respectively, for the year ended July 31, 2015.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	53

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.09	$13.17	$15.07	$13.44		$13.89

Net investment income[1]	0.75	0.78	0.83	0.83		0.87
Net realized and unrealized gain (loss)	0.09	0.97	(1.88)	1.65		(0.44)
Distributions to AMPS Shareholders from net investment income	—	—	—	—		(0.03)

Net increase (decrease) from investment operations	0.84	1.75	(1.05)	2.48		0.40

Distributions to Common Shareholders from net investment income[2]	(0.77)	(0.83)	(0.85)	(0.85)		(0.85)

Net asset value, end of year	$14.16	$14.09	$13.17	$15.07		$13.44

Market price, end of year	$13.13	$12.71	$12.34	$15.11		$12.60

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.54%	14.21%	(7.33)%	19.10%		3.36%

Based on market price	9.52%	9.95%	(13.40)%	27.38%		(0.81)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.44%	1.50%	1.53%	1.65%		1.34%	[4]

Total expenses after fees waived	1.44%	1.50%	1.53%	1.65%		1.33%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.89%	0.91%	0.91%	1.27%	[6]	1.14%	[4]

Net investment income	5.22%	5.82%	5.59%	5.78%		6.55%	[4]

Distributions to AMPS Shareholders	—	—	—	—		0.21%

Net investment income to Common Shareholders	5.22%	5.82%	5.59%	5.78%		6.34%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$560,372	$557,606	$521,263	$594,807		$530,058

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700		$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$326,230	$325,114	$310,441	$340,132		$313,992

Borrowings outstanding, end of year (000)	$93,113	$89,734	$108,615	$117,960		$78,615

Portfolio turnover rate	20%	18%	10%	17%		18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.84	$13.64	$15.32	$13.19		$13.67

Net investment income[1]	0.87	0.89	0.89	0.87		0.89
Net realized and unrealized gain (loss)	(0.03)	1.18	(1.70)	2.13		(0.48)
Distributions to AMPS Shareholders from net investment income	—	—	—	—		(0.03)

Net increase (decrease) from investment operations	0.84	2.07	(0.81)	3.00		0.38

Distributions to Common Shareholders from net investment income[2]	(0.89)	(0.87)	(0.87)	(0.87)		(0.86)

Net asset value, end of year	$14.79	$14.84	$13.64	$15.32		$13.19

Market price, end of year	$14.04	$13.46	$12.80	$15.81		$12.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.12%	16.23%	(5.66)%	23.45%		3.22%

Based on market price	11.06%	12.35%	(14.21)%	38.08%		(8.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.39%	1.47%	1.43%	1.57%		1.32%	[4]

Total expenses after fees waived	1.39%	1.47%	1.43%	1.56%		1.32%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.88%	0.91%	0.89%	1.19%	[6]	1.12%	[4]

Net investment income	5.78%	6.35%	5.83%	6.04%		6.85%	[4]

Distributions to AMPS Shareholders	—	—	—	—		0.22%

Net investment income to Common Shareholders	5.78%	6.35%	5.83%	6.04%		6.63%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$1,003,621	$1,007,291	$925,812	$1,036,022		$890,985

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400		$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$381,600	$382,629	$359,768	$390,691		$349,996

Borrowings outstanding, end of year (000)	$244,245	$262,507	$287,426	$249,148		$216,503

Portfolio turnover rate	11%	15%	9%	18%		12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	55

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund ll, Inc.	MUE	Maryland	Non-diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“the Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: On April 30, 2015, the Boards of MYM and MIY approved the reorganization of MYM with and into MIY, with MIY continuing as the surviving fund after the reorganization. At a special shareholder meeting on August 6, 2015, the requisite shareholders of MYM and MIY approved the reorganization, which was effective on September 14, 2015. See Note 11 of the Notes to Financial Statements.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

56	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Schedules of Investments.

ANNUAL REPORT	JULY 31, 2015	57

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

58	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, are shown as Loan for TOB Trust Certificates. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Funds incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

At July 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
MUE	$97,777,869	$51,794,593	0.02% - 0.27%
MCA	$375,248,779	$172,574,311	0.02% - 0.22%
MYM	$27,276,969	$13,492,998	0.01% - 0.17%
MYN	$179,304,000	$93,113,130	0.02% - 0.32%
MYI	$449,675,416	$244,245,055	0.01% - 0.27%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will usually enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2015.

ANNUAL REPORT	JULY 31, 2015	59

Notes to Financial Statements (continued)

For the year ended July 31, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$51,102,424	0.66%
MCA	$144,944,341	0.61%
MYM	$13,492,998	0.51%
MYN	$92,118,299	0.65%
MYI	$263,240,320	0.59%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUE	MCA	MYM	MYN	MYI
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

60	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the amounts waived were as follows:

	MUE	MCA	MYM	MYN	MYI
Amount waived	$77	$1,321	$5,086	$6,642	$442

The Manager for MUE voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2015, the waiver was $22,157.

The Manager reimbursed MYM $115,000 to compensate for reorganization costs.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYM	MYN	MYI
Purchases	$66,606,289	$365,676,935	$61,901,072	$177,058,240	$182,699,995
Sales	$68,953,693	$311,355,271	$57,629,813	$178,821,409	$199,843,899

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July, 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to amortization and accretion methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(30,577)	$(11,439)	$(22,433)	$(15,213)	$(5,996,722)
Undistributed net investment income	$100,435	$141,202	$20,858	$205,039	$(218,743)
Accumulated net realized loss	$(69,858)	$(129,763)	$1,575	$(189,826)	$6,215,465

The tax character of distributions paid was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt Income[1]	7/31/2015	$20,135,266	$31,779,610	$10,409,783	$32,992,225	$63,792,025
	7/31/2014	$20,435,946	$32,947,887	$10,727,696	$35,137,105	$62,906,497
Ordinary Income[2]	7/31/2015	141	343	211	1,258	74,872
	7/31/2014	288	—	8,030	85,982	4,157

Total	7/31/2015	$20,135,407	$31,779,953	$10,409,994	$32,993,483	$63,866,897

	7/31/2014	$20,436,234	$32,947,887	$10,735,726	$35,223,087	$62,910,654

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	JULY 31, 2015	61

Notes to Financial Statements (continued)

As of July 31, 2015, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$2,305,160	$4,121,932	$899,081	$3,723,008	$12,638,201
Undistributed ordinary income	—	—	—	13,342	17,184
Capital loss carryforwards	(19,864,091)	(1,967,494)	(4,953,986)	(30,642,302)	(75,991,893)
Net unrealized gains[1]	43,432,550	58,996,551	16,684,046	54,771,803	120,030,368

Total	$25,873,619	$61,150,989	$12,629,141	$27,865,851	$56,693,860

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to Directors.

As of July 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2016	—	—	$714,516	$2,330,288	$25,066,903
2017	$3,385,582		253,932	2,295,738	21,251,301
2018	6,013,130	$1,967,494	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[3]	10,465,379	—	3,985,538	21,358,339	3,213,661

Total	$19,864,091	$1,967,494	$4,953,986	$30,642,302	$75,991,893

[3]	Must be utilized prior to losses subject to expiration.

During the year ended July 31 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MCA	MYM	MYI
$3,379,989	$1,364,344	$3,490,632

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$409,809,794	$662,622,706	$246,198,407	$755,369,591	$1,232,928,548

Gross unrealized appreciation	$44,106,475	$60,574,811	$17,109,452	$57,283,857	$129,830,491
Gross unrealized depreciation	(669,842)	(1,345,708)	(306,918)	(2,225,993)	(9,411,646)

Net unrealized appreciation (depreciation)	$43,436,633	$59,229,103	$16,802,534	$55,057,864	$120,418,845

9. Principal Risks:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject MCA, MYM and MYN to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, MCA, MYM and MYN respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

62	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

As of July 31, 2015, MUE and MYN invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of its assets in securities in the health and education sectors. MYI invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years ended July 31, 2014 and July 31, 2015, shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

ANNUAL REPORT	JULY 31, 2015	63

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended July, 31, 2015, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider is for a 364 day term and is scheduled to expire on July 7, 2016, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VRDP Shares were assigned a long-term rating of Aaa for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

64	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.

For the year ended July 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYM	MYN	MYI
Rate	0.99%	0.99%	0.99%	0.99%

On June 21, 2012, the VRDP Funds commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. In May 2015, the special rate period was extended to June 22, 2016. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 22, 2016, the holder of the VRDP Shares and VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended July 31, 2015, VRDP Shares issued and outstanding of each Fund remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the year ended July 31, 2015, the VMTP Shares outstanding of MUE were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/19

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date of MUE’s VMTP Shares was extended to January 2, 2019 in May 2015. There is no assurance that the term of MUE’s VMTP Shares will be extended further or that MUE’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MUE is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MUE. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of MUE’s VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. MUE’s VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register MUE’s VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of MUE’s VMTP Shares.

Dividends on MUE’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to MUE’s VMTP Shares by Moody’s and Fitch. At the date of issuance, MUE’s VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of MUE’s VMTP

ANNUAL REPORT	JULY 31, 2015	65

Notes to Financial Statements (continued)

Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, MUE’s VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. MUE’s VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on MUE’s VMTP Shares is subject to a step-up spread if MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended July 31, 2015, the average annualized dividend rates for the VMTP Shares was 1.05%.

For financial reporting purposes, MUE’s VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of MUE’s VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on MUE’s VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. MUE’s VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of MUE’s VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended July 31, 2015, MUE’s VMTP Shares issued and outstanding remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 1, 2015 to Common Shareholders of record on August 14, 2015:

Common Dividend Per Share
MUE	$0.0680
MCA	$0.0730
MYM	$0.0630
MYN	$0.0620
MYI	$0.0740

Additionally, the Funds declared a net investment income dividend on September 1, 2015 payable to Common Shareholders of record on September 15, 2015 for the same amounts noted above, except MYM, which declared a special dividend.

MYM declared special distributions of $0.0630 and $0.03755 on September 1, 2015 payable to Common Shareholders of record on September 11, 2015.

The dividends declared on VMTP or VRDP Shares for the period August 1, 2015 to August 31, 2015 were as follows:

	Preferred Shares	Series	Dividend Declared
MUE	VMTP Shares	W-7	$113,485
MCA	VRDP Shares	W-7	$121,705
MYM	VRDP Shares	W-7	$63,813
MYN	VRDP Shares	W-7	$181,059
MYI	VRDP Shares	W-7	$260,514

The Board and shareholders of MYM and MIY approved the reorganization of MYM with and into MIY, which was completed on September 14, 2015. As a result, MIY acquired substantially all of the assets and assumed substantially all of the liabilities of MYM in exchange for an equal aggregate value of newly issued Common Shares and VRDP Shares of MIY.

Each MYM Common Shareholder received Common Shares of MIY in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on September 11, 2015. Cash was distributed for any fractional Common Shares.

Each MYM VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MIY, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MYM VRDP Share held by such MYM VRDP Shareholder.

66	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (concluded)

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares in the following amounts and at the following conversion ratios:

Shares	Shares Prior to Reorganization	Conversion Ratio	Shares of MIY
MYM Common Shares	12,098,420	0.93643508	11,329,360
MYM VRDP Shares	873	1	873

ANNUAL REPORT	JULY 31, 2015	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings Quality Fund II, Inc.,

BlackRock MuniYield California Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund II, Inc.,

BlackRock MuniYield New York Quality Fund, Inc.,

and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”), as of July 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, on April 30, 2015, the Boards of BlackRock MuniYield Michigan Quality Fund II, Inc. (the “Target Fund”) and BlackRock MuniYield Michigan Quality Fund, Inc. (the “Surviving Fund”) approved the reorganization of the Target Fund into the Surviving Fund. The shareholders approved this reorganization on August 6, 2015 and it was effective September 14, 2015.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2015

Important Tax Information (Unaudited)

BlackRock MuniYield Michigan Quality Funds II, Inc. (MYM) designate all distributions paid with respect to the fiscal period ended September 14, 2015 as tax-exempt interest dividends.

68	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to

ANNUAL REPORT	JULY 31, 2015	69

Disclosure of Investment Advisory Agreements (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

70	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (continued)

develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of MUE and MYI noted that for the one-, three- and five-year periods reported, its respective Fund ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUE and MYI in that it ranks the Fund’s performance on a blend of total return and yield.

The Board of MCA noted that for the one-, three- and five-year periods reported, MCA ranked in the third, third and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MCA in that it ranks the Fund’s performance on a blend of total return and yield. The Board of MCA and BlackRock reviewed and discussed the reasons for MCA’s underperformance during these periods. MCA’s Board was informed that, among other things, the primary detractors from performance during these periods were a below market dividend distribution rate, the portfolio management team’s higher quality bias during an environment of significant tightening in quality spreads, and a below benchmark duration posture. The Board of MCA and BlackRock also discussed BlackRock’s strategy for improving MCA’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board of MYM noted that for the one-, three- and five-year periods reported, MYM ranked in the first, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYM in that it ranks the Fund’s performance on a blend of total return and yield.

The Board of MYN noted that for each of the one-, three- and five-year periods reported, MYN ranked first out of four funds against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYN in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as

ANNUAL REPORT	JULY 31, 2015	71

Disclosure of Investment Advisory Agreements (concluded)

part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each of MUE and MYI noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartile, respectively, relative to the Fund’s Expense Peers.

The Board of each of MCA, MYM and MYN noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	ANNUAL REPORT	JULY 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYM and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2015	73

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

74	ANNUAL REPORT	JULY 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. The Board of Directors has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Directors believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
John M. Perlowski 1964	President, Chief Executive Officer, and Director	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

ANNUAL REPORT	JULY 31, 2015	75

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President, Chief Executive Officer, and Director	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179		Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A. New York, NY 10179

76	ANNUAL REPORT	JULY 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi¹
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	19,677,602	1,726,053	0	19,686,573	1,717,082	0	1,310	0	0
MCA	31,965,471	1,042,026	0	31,954,370	1,053,127	0	1,665	0	0
MYI	63,370,997	1,664,607	0	63,354,859	1,680,745	0	3,564	0	0
MYM	10,587,841	613,848	0	10,576,703	624,986	0	873	0	0
MYN	35,026,512	1,472,643	0	34,915,987	1,583,168	0	2,477	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	19,643,821	1,759,834	0	19,667,086	1,736,569	0	19,648,179	1,755,476	0
MCA	31,992,288	1,015,209	0	31,951,496	1,056,001	0	31,944,045	1,063,452	0
MYI	63,124,374	1,911,230	0	63,234,651	1,800,953	0	63,267,880	1,767,724	0
MYM	10,511,187	690,502	0	10,552,193	649,496	0	10,550,554	651,135	0
MYN	34,157,757	2,341,398	0	34,227,105	2,272,050	0	34,115,826	2,383,329	0
	R. Glenn Hubbard			W. Carl Kester¹			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	19,659,880	1,743,775	0	1,310	0	0	19,687,831	1,715,824	0
MCA	31,881,803	1,125,694	0	1,665	0	0	31,955,649	1,051,848	0
MYI	63,129,789	1,905,815	0	3,564	0	0	63,419,478	1,616,126	0
MYM	10,602,149	599,540	0	873	0	0	10,583,510	618,179	0
MYN	34,604,818	1,894,337	0	2,477	0	0	35,067,421	1,431,734	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	19,695,422	1,708,233	0	19,682,326	1,721,329	0
MCA	31,965,010	1,042,487	0	31,953,098	1,054,399	0
MYI	63,231,483	1,804,121	0	63,253,234	1,782,370	0
MYM	10,591,989	609,700	0	10,327,374	874,315	0
MYN	34,879,442	1,619,713	0	34,761,208	1,737,947	0

¹	Voted on by holders of preferred shares only.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2015	77

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

78	ANNUAL REPORT	JULY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2015	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	– Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$36,863	$36,863	$0	$0	$14,382	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$14,382	$14,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	– Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6	– Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM’) from 2005 to 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1997 to 2005.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2) As of July 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	62	0	0	0	0	0
	$28.84 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	59	0	0	0	0	0
	$22.74 Billion	$0	$0	$0	$0	$0
Robert Sneeden	11	0	0	0	0	0
	$1.81 Billion	$0	$0	$0	$0	$0

  (iv)      Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of July 31, 2015:

  Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

  (a)(4) Beneficial Ownership of Securities – As of July 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor, CFA	None
Robert Sneeden	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 1, 2015